                                                                    EXHIBIT 99.2

                                                                          [LOGO]
                                                                     Conesco(R)
--------------------------------------------------------------------------------

                        Revised Computational Materials
                        -------------------------------


                     Conseco Finance Securitizations Corp.
                                    Seller

                             Conseco Finance Corp.
                                   Servicer



                          $300,000,000 (Approximate)

                    Certificates for Home Improvement Loans
                                 Series 2000-E



                              September 20, 2000

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    -----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                      TERM SHEET DATED September 20, 2000
                     Conseco Finance Securitizations Corp.
            Certificates for Home Improvement Loans, Series 2000-E
                          $300,000,000 (Approximate)
                              Subject to Revision

SELLER:       Conseco Finance Securitizations Corp. ("Conseco Securitizations")
SERVICER:     Conseco Finance Corp. ("Conseco Finance")
TRUSTEE:      U.S. Bank Trust National Association
UNDERWRITER:  Credit Suisse First Boston Corporation

Offered Certificates
--------------------------------------------------------------------------------

                                                                EST. WTD      EST. WTD
                                                EXPECTED        AVG LIFE      AVG LIFE        EXPECTED       FINAL SCHEDULED
                                                 RATINGS        (YRS) TO      (YRS) TO         PAYMENT         DISTRIBUTION
                    AMOUNT          TYPE       (S&P/FITCH)      CALL /(1)/    MATURITY         WINDOW              DATE
-----------------------------------------------------------------------------------------------------------------------------
A-1              $114,800,000    Senior Seq     AAA / AAA         0.77          0.77        10/00 - 6/02           6/11
A-2                31,500,000    Senior Seq     AAA / AAA         2.00          2.00         6/02 - 1/03          10/13
A-3                43,000,000    Senior Seq     AAA / AAA         3.00          3.00         1/03 - 9/04           7/18
A-4                33,400,000    Senior Seq     AAA / AAA         5.00          5.05         9/04 - 7/06           5/22
A-5                33,050,000    Senior Seq     AAA / AAA         5.80          9.39         7/06 - 7/06           8/31
M-1/(2)/           18,600,000     Mezzanine      AA / AA          4.75          5.92        11/03 - 7/06           8/31
M-2/(2)/            7,800,000     Mezzanine       A / A           4.74          5.86        11/03 - 7/06           8/31
B-1/(2)/            7,350,000    Subordinate    BBB / BBB         4.73          5.80        10/03 - 7/06           8/31
Total Balance:   $289,500,000
-----------------------------------------------------------------------------------------------------------------------------

(1) All Offered Certificates are priced to the 20% call, as further described herein.
(2)  Subject to the Available Funds Pass-Through Rate further described herein.

Non-Offered Certificates
--------------------------------------------------------------------------------

                                                             EST. WTD      EST. WTD
                                            EXPECTED         AVG LIFE      AVG LIFE                     FINAL SCHEDULED
                                             RATINGS         (YRS) TO      (YRS) TO        PAYMENT       DISTRIBUTION
                   AMOUNT        TYPE      (S&P/FITCH)         CALL        MATURITY        WINDOW            DATE
-----------------------------------------------------------------------------------------------------------------------
B-2/(2)/         $10,500,000  Subordinate    BB / BB           4.73          5.62       10/03 - 7/06         8/31


Pricing Speed
-------------
100% PPC - 100% prepayment assumption assumes a constant prepayment of 12% in month one increased by approximately an additional 0.91% each month to 22% CPR in month twelve, and remaining at 22% CPR thereafter.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    -----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

SUMMARY OF TERMS
-----------------

Cut-Off Date:            The trust will be entitled to receive all payments due
                         after July 31, 2000, for loans other than Additional
                         Loans (added prior to closing) and Subsequent Loans
                         (added after closing). For each Additional Loan, the trust will be entitled to receive all payments due after August 31, 2000. For each Subsequent Loan, the trust will be entitled to receive all payments due after the last day of the calendar month in which the subsequent closing occurs.

Offering:                Public: subject to a variance of plus or minus 5.0%

Exp. Pricing:            On or about September 21, 2000

Exp. Settlement/
Closing Date:            September 28, 2000

Payment Date:            The 15th day of each month (or if such 15th day is not
                         a business day, the next succeeding business day) commencing in October, 2000.

Day Count:               30/360.

Registration:            The B-2 Certificates will be available in book-entry
                         form through DTC, Euroclear, or Clearstream.

Record Date:             The business day before the Payment Date.

Denominations:           $1,000 minimum and integral multiples of $1 in excess
                         thereof.

ERISA: Although the terms of the Underwriters Exemption issued by the DOL would not appear to provide for ERISA eligibility of the Class A Certificates because the LTV of many of the loans exceeds 100%, the DOL has proposed an amendment to the Underwriters Exemption which may provide an exemption for the Class A Certificates, as well as the Class M-1 Certificates, if the requirements are met and if the proposals are adopted retroactively. The proposed amendment provides that, if adopted, the exemption would be effective for transactions occurring on or after August 23, 2000. There can be no assurance that the proposed exemption will be adopted, or of the terms of any final exemption. Prospective investors should consult their own counsel regarding the proposed exemption before purchasing a Class A or Class M-1 Certificate.

SMMEA: The Offered Certificates will not constitute "mortgage related securities" for purposes of SMMEA.

Tax Status:              The Trust will be treated as a "real estate mortgage
                         investment conduit" (a "REMIC") for federal income tax purposes.

Optional Redemption:     At its option, on any date when the aggregate Pool
                         Scheduled Principal Balance is equal to or less than 20% of the sum of (A) the aggregate Cut-Off Date principal balance of the Home Improvement Loans included in the Trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date, Conseco Finance will have the right to purchase all the remaining Loans.

Step-Up Coupon:          The coupon on Class A-5 will increase by 0.50% if the
                         optional call is not exercised, subject to the Available Funds Pass Through Rate.

Coupon Type:             The Offered Certificates will bear interest at fixed
                         rates. The Class M and Class B Certificates will be subject to the Available Funds Pass Through Rate as described herein.


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    -----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

Initial Home Improve-
ment Loans:              The statistical information presented in this Term
                         Sheet is with respect to the initial home improvement loans (the "Initial Home Improvement Loans") only and is based on balances as of the close of business on July 31, 2000 (the "Statistical Calculation Date"). The
                         Initial Home Improvement Loans consist primarily of fully amortizing, first, second, third and fourth lien, fixed rate closed end home improvement loans. The total
                         Initial Home Improvement Loans will consist of 12,192 home improvement loans, with a principal balance of approximately $285,393,689.10.

Additional Loans:        Between the Statistical Calculation Date and the
                         Expected Closing Date, Conseco Securitizations expects to deposit additional loans (the "Additional Loans").
                         It is expected that the Additional Loans will have characteristics which are substantially similar to the Initial Home Improvement Loans.

Pre-funding Feature:     On the Closing Date, a portion of the proceeds from the
                         sale of the Certificates (the "Pre-Funded Amount") will be deposited with the Trustee in a segregated account
                         (the "Pre-Funding Account") and used by the Trust to purchase subsequent loans (the "Subsequent Loans") during a period (not longer than 90 days) following the Closing Date (the "Pre-Funding Period"). The Pre-Funded
                         Amount is not expected to exceed 25% of the aggregate original principal balances of the Certificates. The
                         Pre-Funded Amount will be reduced during the Pre-
                         Funding Period by the amounts thereof used to fund such purchases. Any amounts remaining in the Pre-Funding
                         Account following the Pre-Funding Period will be paid to the Class A-1 Certificateholders.

Rating Agencies:         Standard and Poor's Ratings Services ("S&P") Fitch
                         Ratings, Inc. ("Fitch")

Servicing Fee Rate:      0.50% per annum.

Final Home Improve-
ment Loan Group:         The final pool of home improvement loans in the trust
                         will be based on balances as of the related Cut-Off
                         Date. The collateral composition of the pools is expected to be similar to the Initial Home Improvement
                         Loans.

Distributions:           Distributions on each Payment Date will be made to the
                         extent of the "Amount Available" which will generally consist of payments made on or in respect of the Home
                         Improvement Loans, and will include amounts otherwise payable to the Class C Certificateholder.

                         The Amount Available will generally be applied first to the distributions to the Class A Certificateholders, then to the Class M-1 Certificateholders, then to the Class M-2 Certificateholders, then to the Class B-1 Certificateholders, and then to the Class B-2 Certificateholders.

                         Class A Certificates are senior to Class M and Class B Certificates. Class M Certificates are senior to Class B Certificates.

Interest on the
Class A, M-1, M-2, B-1
And B-2 Certificates:    On each Payment Date, the Amount Available will be
                         distributable to pay interest as follows:
                              .  First, to each Class of Class A
                                 Certificateholders concurrently;
                              . Second, to the Class M-1 Certificateholders; . Third, to the Class M-2 Certificateholders,

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    -----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                              . Fourth, to the Class B-1 Certificateholders, . Fifth, to the Class B-2 Certificateholders.

                         Interest will accrue at the applicable pass-through rate for each Class on the outstanding related Class A Principal Balance, Class M-1 Adjusted Principal Balance, Class M-2 Adjusted Principal Balance, Class B-1 Adjusted Principal Balance, and Class B-2 Adjusted Principal Balance as applicable, from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment Date. Interest will accrue on a 30/360 payment basis for all Certificates.

                         The adjusted principal balance of any of the Class M-1, M-2, B-1, and B-2 Certificates is the principal balance less any liquidation loss principal amounts allocated to that Class.

                         The principal balance of any of the Class A, M-1, M-2, B-1, and B-2 Certificates is the original principal balance less all amounts previously distributed on account of principal to that Class.

Interest Shortfalls
And Carryovers:          If the Amount Available on any Payment Date is
                         insufficient to make the full distributions of interest to a class, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro rata among the certificates comprising such class (the Class A Certificates being treated as a single class for such purpose). Any interest due but unpaid from a prior Payment Date will also be due on the next Payment Date, together with accrued interest thereon at the applicable pass-through rate to the extent legally permissible.

Available Funds
Pass-Through
Rate: The "Available Funds Pass-Through Rate" for any Payment Date will be a rate per annum equal to the weighted average of the Expense Adjusted Loan Rates on the then outstanding Home Improvement Loans. The "Expense Adjusted Loan Rate" on any Home Improvement Loan is equal to the then applicable home improvement loan interest rate thereon, minus the Servicing Fee, which is 0.50% per annum. Interest payable to the Class M and Class B certificates may be limited on any Payment Date by the Available Funds Pass-Through Rate.

Principal on the
Class A, M-1, M-2, B-1
And  B-2 Certificates:   On each Payment Date, after all interest is distributed
                         to the Class A, Class M-1, Class M-2, Class B-1, and
                         Class B-2 Certificateholders, the remaining Amount
                         Available will be distributed as principal as follows and in the following order of priority:

                         i) first, to the Class A Certificateholders, the Class A Formula Principal Distribution Amount;
                         ii) second, to the Class M-1 Certificateholders, the Class M-1 Formula Principal Distribution Amount;
                         iii) third, to the Class M-2 Certificateholders, the
                              Class M-2 Formula Principal Distribution Amount;
                         iv) fourth, to the Class B-1 Certificateholders, the Class B-1 Formula Principal Distribution Amount; and
                         v) fifth, to the Class B-2 Certificateholders, the Class B-2 Formula Principal Distribution Amount.

                         On each Payment Date, the Class A Formula Principal Distribution Amount will be distributed as follows: first to the Class A-1 Certificateholders until the Class A-1 Certificate Principal Balance is reduced to zero, second to the Class A-2 Certificateholders until the Class A-2 Certificate Principal Balance has been reduced to zero, third to the Class A-3 Certificateholders until the


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

   Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
   ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                           Class A-3 Certificate Principal Balance has been reduced to zero, fourth to the Class A-4 Certificateholders until the Class A-4 Certificate Principal Balance has been reduced to zero, and fifth to the Class A-5 Certificateholders until the Class A-5 Certificate Principal Balance has been reduced to zero.

                           If the Amount Available on any Payment Date is insufficient to make full distributions of principal to a class of certificates, the Amount Available remaining after payments with a higher payment priority are made will be distributed pro-rata among the certificates comprising such class.

Formula Principal
Distribution Amount:       On each Payment Date, the Formula Principal
                           Distribution Amount will be equal to (A) the sum of
                           (i) all scheduled payments of principal due on each outstanding Home Improvement Loan during the related due period, (ii) the scheduled principal balance of each Home Improvement Loan which, during the related due period, was repurchased by the Seller, (iii) all partial principal prepayments applied and all principal prepayments in full received during such due period in respect of each Home Improvement Loan,
                           (iv) the scheduled principal balance of each Home
                           Improvement Loan that became a liquidated Home
                           Improvement Loan during the related due period, (v) any amount described in clauses (i) through (iv) above that was not previously distributed because of an insufficient amount of funds available in the certificate account, and (vi) any additional excess interest amount available on such Payment Date to build overcollateralization to the Target
                           Overcollateralization Amount less (B) any principal amount available described in (i) through (iv) to reduce overcollateralization to the Target
                           Overcollateralization Amount (see Target
                           Overcollateralization Amount).

                           The "Scheduled Principal Balance" of a Home
                           Improvement Loan with respect to any Payment Date is its principal balance as of the scheduled payment date in the calendar month preceding that payment date as specified in its amortization schedule, after giving effect to any previous partial principal prepayments and to the scheduled payment due on such due date, but without giving effect to any delinquency in payment or adjustments due to bankruptcy or similar proceedings. The "Pool Scheduled Principal Balance" as of any Payment Date is the aggregate of the Scheduled Principal Balances of Home Improvement Loans comprising the loan pool that were outstanding during the preceding Due Period.

Class A Formula
Principal Distribution
Amount: The Class A Formula Principal Distribution Amount will generally be equal to:

                           (1) if the Payment Date is before the Stepdown Date or a Trigger Event exists, the Formula Principal Distribution Amount for such Payment Date (but in no event more than the Class A Principal Balance); or

                           (ii) if the Payment Date is on or after the Stepdown
                                Date and no Trigger Event exists, the excess of
                                (A) the Class A Principal Balance over (B) the lesser of (x) 65.50% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $1,500,000.

Class M-1 Formula
Principal Distribution
Amount: The Class M-1 Formula Principal Distribution Amount will generally be equal to:

                           (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the Class A Formula Principal Distribution Amount for such Payment Date (but in no event more than

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

   Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
   ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                                 the Class M-1 Principal Balance); or

                           (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class M-1 Principal Balance) of (A) (1) the sum of the Class A principal balance and the Class M-1 Adjusted Principal Balance, minus (2) the amount of principal actually distributed on such payment date on the Class A certificates, over (B) the lesser of (x) 77.90% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $1,500,000.

Class M-2 Formula
Principal Distribution
Amount: The Class M-2 Formula Principal Distribution Amount will generally be equal to:

                           (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount and the Class M-1 Formula Principal Distribution Amount for such Payment Date (but in no event more than the Class M-2 Principal Balance); or

                           (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class M-2 Principal Balance) of (A) (1) the sum of the Class A Principal Balance, the Class M-1 Adjusted Principal Balance and the Class M-2 Adjusted Principal Balance, minus (2) the amount of principal actually distributed on such payment date on the Class A and Class M-1 certificates, over (B) the lesser of (x) 83.10% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $1,500,000.

Class B-1 Formula
Principal Distribution
Amount: The Class B-1 Formula Principal Distribution Amount will generally be equal to:

                           (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the Class A Formula Principal Distribution Amount, the Class M-1 Formula Principal Distribution Amount and the Class M-2 Formula Principal Distribution Amount for such Payment Date (but in no event more than the Class B-1 Principal Balance); or

                           (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-1 Principal Balance) of (A) (1) the sum of the Class A Principal Balance, the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance and Class B-1 Adjusted Principal Balance, minus (2) the amount of principal actually distributed on such payment date on the Class A, Class M-1 and Class M-2 certificates, over (B) the lesser of
                                 (x) 88.00% of the Pool Scheduled Principal
                                 Balance or (y) the Pool Scheduled Principal
                                 Balance minus $1,500,000.

Class B-2 Formula
Principal Distribution
Amount : The Class B-2 Formula Principal Distribution Amount will generally be equal to:

                           (i) if the Payment Date is (A) before the Stepdown Date or (B) on or after the Stepdown Date and a Trigger Event exists, the Formula Principal Distribution Amount less the sum of the

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

   Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
   ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                                 Class A Formula Principal Distribution Amount, the Class M-1 Formula Principal Distribution Amount, the Class M-2 Formula Principal Distribution Amount and the Class B-1 Formula Principal Distribution Amount for such Payment Date (but in no event more than the Class B-2 Principal Balance); or

                           (ii) if the Payment Date is on or after the Stepdown Date and no Trigger Event exists, the excess (but in no event more than the Class B-2 Principal Balance) of (A) (1) the sum of the Class A Principal Balance, the Class M-1 Adjusted Principal Balance, the Class M-2 Adjusted Principal Balance, the Class B-1 Adjusted Principal Balance and the Class B-2 Adjusted Principal Balance, minus (2) the amount of principal actually distributed on such payment date on the Class A, Class M-1, Class M-2 and Class B-1 certificates, over (B) the lesser of (x) 95.00% of the Pool Scheduled Principal Balance or (y) the Pool Scheduled Principal Balance minus $1,500,000.

Stepdown Date:             The later to occur of (A) the Payment Date in
                           October, 2003 and (B) the first Payment Date on which the Class A Principal Balance is less than or equal to 65.50% of the Scheduled Principal Balances of the Home Improvement Loans.

Trigger Event:             A Trigger Event is in effect if on that Payment Date:
                           (i) the three month rolling average percentage of the Home Improvement Loans that are 60 days or more delinquent in payment of principal and interest exceeds the product of (a) the Senior Enhancement
                           Percentage for the certificates and (b) 12.00%; or
                           (ii) the Cumulative Realized Losses Test is not satisfied.

Senior Enhancement
Percentage:                The Senior Enhancement Percentage on any Payment Date
                           will equal the percentage obtained by dividing: (i) the excess of (A) the Pool Scheduled Principal
                           Balance over (B) the Class A Principal Balance, by
                           (ii) the Pool Scheduled Principal Balance.

Cumulative Realized
Losses Test:               The Cumulative Realized Losses Test is satisfied for
                           any Payment Date if the cumulative realized loss ratio for the loans for such payment date is less than or equal to the percentage set forth below for the specified period:

                                  Month                       Percentage
                                  37 - 48                         6.00%
                                  49 - 60                         7.13%
                                  61 - 84                         7.50%
                                  85 and thereafter               8.00%


Overcollateralization:     There will be initial overcollateralization of
                           approximately 0.00% building to the Target
                           Overcollateralization Amount (as described herein).

                           The Certificateholders will be entitled to receive additional distributions in respect of principal on each Payment Date to the extent there is any amount available remaining after payment of all interest and principal on the Certificates and the Monthly Servicing Fee to the Servicer for such Payment Date, until the overcollateralization amount equals the Target Overcollateralization Amount. Such additional distribution in respect of principal will be paid in accordance with the distribution priorities described herein and in the Prospectus Supplement.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

   Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
   ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

Target Overcollateral-
ization Amount:            Prior to the Stepdown Date or if a Trigger Event
                           exists, the Target Overcollateralization Amount will equal 2.50% of the sum of (A) the aggregate Cut-Off
                           Date principal balance of the Home Improvement Loans included in the trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date.

                           On or after the Stepdown Date, and as long as no Trigger Event exists, the Target Overcollateralization Amount will equal the lesser of
                           (i) 2.50% of the sum of (A) the aggregate Cut-Off Date principal balance of the Home Improvement Loans included in the trust as of the Closing Date and (B) the amount on deposit in the Pre-Funding Account on the Closing Date, or (ii) the greater of (A) 5.00% of the aggregate outstanding Pool Scheduled Principal Balance, or (B) 0.50% of the sum of (x) the aggregate Cut-Off Date principal balance of the Home Improvement Loans included in the trust as of the Closing Date and (y) the amount on deposit in the Pre-Funding Account on the Closing Date

Credit Support
Percentage:                Initial Targeted Credit Support  After Stepdown Date
                           -------------------------------  -------------------
                           Class         Percent            Class      Percent
                           -----         -------            -----      -------
                           A               17.25%           A            34.50%
                           M-1             11.05%           M-1          22.10%
                           M-2              8.45%           M-2          16.90%
                           B-1              6.00%           B-1          12.00%
                           B-2              2.50%           B-2           5.00%

Losses on Liquidated
Loans: If net liquidation proceeds from liquidated loans in the respective collection period are less than the Scheduled Principal Balance of such liquidated loans plus accrued and unpaid interest thereon, the deficiency (a "Liquidation Loss Amount") will be absorbed first by the Class C Certificateholder, second by a reduction of the overcollateralization amount, third by the Class B-2 certificateholders, fourth by the Class B-1 certificateholders, fifth by the Class M-2 certificateholders and sixth by the Class M-1 certificateholders.

Liquidation Loss
Interest:                  Interest on Liquidation Loss Amounts will be
                           distributable from any remaining Amount Available after the distribution of principal on the Class A, Class M, and Class B Certificates, first to the Class
                           M-1 Certificates, then to the Class M-2 Certificates, then to the Class B-1 Certificates, and then to the Class B-2 Certificates. Interest on the outstanding
                           Class M-1 Liquidation Loss Amount, Class M-2
                           Liquidation Loss Amount, Class B-1 Liquidation Loss
                           Amount, and Class B-2 Liquidation Loss Amount, as applicable, will accrue from the Settlement Date, or from the most recent Payment Date on which interest has been paid, to but excluding the following Payment
                           Date.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

   Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
   ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                         DESCRIPTION OF THE COLLATERAL

The information provided on the following tables is as of the Statistical Calculation Date.

   Summary
                                                                                           Total         Minimum         Maximum
                                                                                           -----         -------         -------
    -----------------------------------------------------------------------------------------------------------------------------
    Aggregate Principal Balance                                                 $ 285,393,689.10
    Number of Loans                                                                       12,192
    Average Original Loan Balance (1)                                           $      23,759.78     $  1,678.00    $ 254,463.56
    Average Current Loan Balance (1)                                            $      23,408.28     $  1,196.49    $ 253,213.16
    Weighted Average Gross Coupon (2)                                                     12.693%          6.000%         21.990%
    Weighted Average Remaining Term to Maturity (months) (2)                              230.04               6             360
    Weighted Average Original Term (months) (2)                                           233.58              24             360
    Weighted Average FICO Credit Score (3)                                                656.33
    -----------------------------------------------------------------------------------------------------------------------------
    (1) Sum of principal balance divided by total number of loans
    (2) Weighted by remaining principal balance
    (3) Weighted by remaining principal balance, excluding loans with unavailable scores


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE/FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

===================================================================================================================
GEOGRAPHIC DISTRIBUTION  (1)
                                                        Aggregate Principal         % of Outstanding Principal
  State or Territory            Number of Loans         Balance Outstanding                   Balance
===================================================================================================================
  Alabama                               202                  5,323,934.47                       1.87
-------------------------------------------------------------------------------------------------------------------
  Arizona                               339                  7,779,435.12                       2.73
-------------------------------------------------------------------------------------------------------------------
  Arkansas                              262                  3,983,345.81                       1.40
-------------------------------------------------------------------------------------------------------------------
  California                          1,282                 42,034,887.73                      14.73
-------------------------------------------------------------------------------------------------------------------
  Colorado                              267                  4,536,858.42                       1.59
-------------------------------------------------------------------------------------------------------------------
  Connecticut                           212                  4,910,777.83                       1.72
-------------------------------------------------------------------------------------------------------------------
  Delaware                               66                  1,656,731.64                       0.58
-------------------------------------------------------------------------------------------------------------------
  Florida                               622                 14,133,160.65                       4.95
-------------------------------------------------------------------------------------------------------------------
  Georgia                               359                  7,894,376.82                       2.77
-------------------------------------------------------------------------------------------------------------------
  Idaho                                  18                    408,623.36                       0.14
-------------------------------------------------------------------------------------------------------------------
  Illinois                              575                 11,030,819.74                       3.87
-------------------------------------------------------------------------------------------------------------------
  Indiana                               318                  5,839,645.38                       2.05
-------------------------------------------------------------------------------------------------------------------
  Iowa                                   72                  1,808,848.75                       0.63
-------------------------------------------------------------------------------------------------------------------
  Kansas                                 99                  1,862,136.65                       0.65
-------------------------------------------------------------------------------------------------------------------
  Kentucky                               38                    808,517.00                       0.28
-------------------------------------------------------------------------------------------------------------------
  Louisiana                              90                  2,448,073.69                       0.86
-------------------------------------------------------------------------------------------------------------------
  Maine                                 101                  2,206,382.48                       0.77
-------------------------------------------------------------------------------------------------------------------
  Maryland                              133                  3,442,865.49                       1.21
-------------------------------------------------------------------------------------------------------------------
  Massachusetts                         158                  3,648,709.06                       1.28
-------------------------------------------------------------------------------------------------------------------
  Michigan                              575                 12,704,426.39                       4.45
-------------------------------------------------------------------------------------------------------------------
  Minnesota                             140                  3,126,968.82                       1.10
-------------------------------------------------------------------------------------------------------------------
  Mississippi                           103                  1,751,418.33                       0.61
-------------------------------------------------------------------------------------------------------------------
  Missouri                              358                  6,477,117.88                       2.27
-------------------------------------------------------------------------------------------------------------------
  Montana                                34                    818,766.08                       0.29
-------------------------------------------------------------------------------------------------------------------
  Nebraska                               39                    876,253.16                       0.31
-------------------------------------------------------------------------------------------------------------------
  Nevada                                175                  4,932,574.52                       1.73
-------------------------------------------------------------------------------------------------------------------
  New Hampshire                          49                  1,230,926.66                       0.43
-------------------------------------------------------------------------------------------------------------------
  New Jersey                            652                 14,536,931.12                       5.09
-------------------------------------------------------------------------------------------------------------------
  New Mexico                            149                  3,366,885.90                       1.18
-------------------------------------------------------------------------------------------------------------------
  New York                            1,021                 25,962,951.40                       9.10
-------------------------------------------------------------------------------------------------------------------
  North Carolina                        193                  4,312,328.98                       1.51
-------------------------------------------------------------------------------------------------------------------
  North Dakota                           22                    645,508.58                       0.23
-------------------------------------------------------------------------------------------------------------------
  Ohio                                  406                  7,435,432.49                       2.61
-------------------------------------------------------------------------------------------------------------------
  Oklahoma                              144                  2,642,455.80                       0.93
-------------------------------------------------------------------------------------------------------------------
  Oregon                                 65                  1,809,695.22                       0.63
-------------------------------------------------------------------------------------------------------------------
  Pennsylvania                          768                 18,422,274.23                       6.46
-------------------------------------------------------------------------------------------------------------------
  Rhode Island                           40                    681,011.58                       0.24
-------------------------------------------------------------------------------------------------------------------
  South Carolina                        144                  3,517,357.20                       1.23
-------------------------------------------------------------------------------------------------------------------
  South Dakota                           25                    666,567.82                       0.23
-------------------------------------------------------------------------------------------------------------------
  Tennessee                              67                    902,525.35                       0.32
-------------------------------------------------------------------------------------------------------------------
  Texas                                 935                 23,141,567.16                       8.11
-------------------------------------------------------------------------------------------------------------------
  Utah                                   20                    309,255.18                       0.11
-------------------------------------------------------------------------------------------------------------------
  Vermont                                31                    694,182.33                       0.24
-------------------------------------------------------------------------------------------------------------------
  Virginia                              380                  8,921,952.18                       3.13
-------------------------------------------------------------------------------------------------------------------
  Washington                            239                  4,869,935.93                       1.71
-------------------------------------------------------------------------------------------------------------------
  Washington DC                           8                     67,380.03                       0.02
-------------------------------------------------------------------------------------------------------------------
  West Virginia                          61                  1,675,450.52                       0.59
-------------------------------------------------------------------------------------------------------------------
  Wisconsin                             100                  2,481,683.11                       0.87
-------------------------------------------------------------------------------------------------------------------
  Wyoming                                36                    653,775.06                       0.23
===================================================================================================================
  TOTAL                              12,192               $285,393,689.10                     100.00%

       (1) Represents Customer's Mailing Address

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.


[CREDIT SUISSE / FIRST BOSTON]

Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
----------------------------------------------------------------------
$300,000,000 (Approximate)
--------------------------

    ==================================================================================================================
    ORIGINAL LOAN AMOUNT DISTRIBUTION (1)


               Range of                                         Aggregate Principal         % of Outstanding Principal
         Original Loan Amount           Number of Loans         Balance Outstanding                   Balance
    ==================================================================================================================
    Less than $15,000.00                    3,823                   35,954,997.88                       12.60
    ------------------------------------------------------------------------------------------------------------------
    $  15,000.00 -  19,999.99               2,132                   36,408,465.22                       12.76
    ------------------------------------------------------------------------------------------------------------------
    $  20,000.00 -  24,999.99               1,757                   38,745,078.75                       13.58
    ------------------------------------------------------------------------------------------------------------------
    $  25,000.00 -  29,999.99               1,380                   37,222,372.93                       13.04
    ------------------------------------------------------------------------------------------------------------------
    $  30,000.00 -  34,999.99                 972                   31,085,179.79                       10.89
    ------------------------------------------------------------------------------------------------------------------
    $  35,000.00 -  39,999.99                 620                   22,929,965.33                        8.03
    ------------------------------------------------------------------------------------------------------------------
    $  40,000.00 -  44,999.99                 559                   23,506,607.13                        8.24
    ------------------------------------------------------------------------------------------------------------------
    $  45,000.00 -  49,999.99                 260                   12,224,511.82                        4.28
    ------------------------------------------------------------------------------------------------------------------
    $  50,000.00 -  54,999.99                 315                   16,282,886.56                        5.71
    ------------------------------------------------------------------------------------------------------------------
    $  55,000.00 -  59,999.99                  74                    4,217,974.83                        1.48
    ------------------------------------------------------------------------------------------------------------------
    $  60,000.00 -  64,999.99                  52                    3,230,620.22                        1.13
    ------------------------------------------------------------------------------------------------------------------
    $  65,000.00 -  69,999.99                  37                    2,487,628.08                        0.87
    ------------------------------------------------------------------------------------------------------------------
    $  70,000.00 -  74,999.99                  37                    2,659,581.61                        0.93
    ------------------------------------------------------------------------------------------------------------------
    $  75,000.00 -  79,999.99                  34                    2,598,764.74                        0.91
    ------------------------------------------------------------------------------------------------------------------
    $  80,000.00 -  84,999.99                  24                    1,949,387.50                        0.68
    ------------------------------------------------------------------------------------------------------------------
    $  85,000.00 -  89,999.99                  20                    1,745,185.88                        0.61
    ------------------------------------------------------------------------------------------------------------------
    $  90,000.00 -  94,999.99                   8                      728,774.83                        0.26
    ------------------------------------------------------------------------------------------------------------------
    $  95,000.00 -  99,999.99                  12                    1,157,790.87                        0.41
    ------------------------------------------------------------------------------------------------------------------
    $ 100,000.00 - 104,999.99                  11                    1,117,047.73                        0.39
    ------------------------------------------------------------------------------------------------------------------
    $ 105,000.00 - 109,999.99                   2                      211,634.53                        0.07
    ------------------------------------------------------------------------------------------------------------------
    $ 110,000.00 - 114,999.99                  10                    1,119,234.09                        0.39
    ------------------------------------------------------------------------------------------------------------------
    $ 115,000.00 - 119,999.99                   5                      587,138.28                        0.21
    ------------------------------------------------------------------------------------------------------------------
    $ 120,000.00 - 124,999.99                   5                      616,332.47                        0.22
    ------------------------------------------------------------------------------------------------------------------
    $ 125,000.00 - 129,999.99                   9                    1,145,774.02                        0.40
    ------------------------------------------------------------------------------------------------------------------
    $ 130,000.00 - 134,999.99                   7                      924,791.94                        0.32
    ------------------------------------------------------------------------------------------------------------------
    $ 135,000.00 - 139,999.99                   3                      414,734.30                        0.15
    ------------------------------------------------------------------------------------------------------------------
    $ 140,000.00 - 144,999.99                   8                    1,133,055.32                        0.40
    ------------------------------------------------------------------------------------------------------------------
    $ 150,000.00 - 154,999.99                   4                      610,692.41                        0.21
    ------------------------------------------------------------------------------------------------------------------
    $ 155,000.00 - 159,999.99                   2                      311,491.32                        0.11
    ------------------------------------------------------------------------------------------------------------------
    $ 160,000.00 - 164,999.99                   1                      162,801.71                        0.06
    ------------------------------------------------------------------------------------------------------------------
    $ 180,000.00 - 184,999.99                   2                      364,863.49                        0.13
    ------------------------------------------------------------------------------------------------------------------
    $ 185,000.00 - 189,999.99                   1                      187,321.02                        0.07
    ------------------------------------------------------------------------------------------------------------------
    $ 200,000.00 or Greater                     6                    1,351,002.50                        0.47
    ====================================================================================================================
    TOTAL                                  12,192                 $285,393,689.10                      100.00%
    ====================================================================================================================

(1) Certain acquired loans may have original balances included in this table at the time of acquisition, which may not equal the original balance at origination.




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. the above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes nor representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
----------------------------------------------------------------------
$300,000,000 (Approximate)
--------------------------

   ==================================================================================================================
   CURRENT LOAN AMOUNT DISTRIBUTION


             Range of                                         Aggregate Principal         % of Outstanding Principal
       Current Loan Amount            Number of Loans         Balance Outstanding                   Balance
   ==================================================================================================================
   Less than $15,000.00                    3,955                  37,658,110.71                      13.20
   ------------------------------------------------------------------------------------------------------------------
   $  15,000.00 -  19,999.99               2,098                  36,545,095.52                      12.81
   ------------------------------------------------------------------------------------------------------------------
   $  20,000.00 -  24,999.99               1,742                  38,893,545.85                      13.63
   ------------------------------------------------------------------------------------------------------------------
   $  25,000.00 -  29,999.99               1,342                  36,515,206.07                      12.79
   ------------------------------------------------------------------------------------------------------------------
   $  30,000.00 -  34,999.99                 970                  31,253,921.17                      10.95
   ------------------------------------------------------------------------------------------------------------------
   $  35,000.00 -  39,999.99                 620                  23,142,257.13                       8.11
   ------------------------------------------------------------------------------------------------------------------
   $  40,000.00 -  44,999.99                 530                  22,457,458.41                       7.87
   ------------------------------------------------------------------------------------------------------------------
   $  45,000.00 -  49,999.99                 271                  12,837,986.02                       4.50
   ------------------------------------------------------------------------------------------------------------------
   $  50,000.00 -  54,999.99                 295                  15,328,770.12                       5.37
   ------------------------------------------------------------------------------------------------------------------
   $  55,000.00 -  59,999.99                  73                   4,177,713.94                       1.46
   ------------------------------------------------------------------------------------------------------------------
   $  60,000.00 -  64,999.99                  52                   3,248,760.94                       1.14
   ------------------------------------------------------------------------------------------------------------------
   $  65,000.00 -  69,999.99                  39                   2,637,108.21                       0.92
   ------------------------------------------------------------------------------------------------------------------
   $  70,000.00 -  74,999.99                  36                   2,605,881.08                       0.91
   ------------------------------------------------------------------------------------------------------------------
   $  75,000.00 -  79,999.99                  33                   2,546,861.21                       0.89
   ------------------------------------------------------------------------------------------------------------------
   $  80,000.00 -  84,999.99                  22                   1,821,448.02                       0.64
   ------------------------------------------------------------------------------------------------------------------
   $  85,000.00 -  89,999.99                  19                   1,665,081.91                       0.58
   ------------------------------------------------------------------------------------------------------------------
   $  90,000.00 -  94,999.99                   9                     832,534.24                       0.29
   ------------------------------------------------------------------------------------------------------------------
   $  95,000.00 -  99,999.99                  10                     968,033.42                       0.34
   ------------------------------------------------------------------------------------------------------------------
   $ 100,000.00 - 104,999.99                  11                   1,117,047.73                       0.39
   ------------------------------------------------------------------------------------------------------------------
   $ 105,000.00 - 109,999.99                   5                     540,578.04                       0.19
   ------------------------------------------------------------------------------------------------------------------
   $ 110,000.00 - 114,999.99                   7                     790,290.58                       0.28
   ------------------------------------------------------------------------------------------------------------------
   $ 115,000.00 - 119,999.99                   5                     587,138.28                       0.21
   ------------------------------------------------------------------------------------------------------------------
   $ 120,000.00 - 124,999.99                   6                     741,178.79                       0.26
   ------------------------------------------------------------------------------------------------------------------
   $ 125,000.00 - 129,999.99                   9                   1,150,103.57                       0.40
   ------------------------------------------------------------------------------------------------------------------
   $ 130,000.00 - 134,999.99                   6                     795,616.07                       0.28
   ------------------------------------------------------------------------------------------------------------------
   $ 135,000.00 - 139,999.99                   3                     414,734.30                       0.15
   ------------------------------------------------------------------------------------------------------------------
   $ 140,000.00 - 144,999.99                   8                   1,133,055.32                       0.40
   ------------------------------------------------------------------------------------------------------------------
   $ 150,000.00 - 154,999.99                   5                     765,090.76                       0.27
   ------------------------------------------------------------------------------------------------------------------
   $ 155,000.00 - 159,999.99                   1                     157,092.97                       0.06
   ------------------------------------------------------------------------------------------------------------------
   $ 160,000.00 - 164,999.99                   1                     162,801.71                       0.06
   ------------------------------------------------------------------------------------------------------------------
   $ 180,000.00 - 184,999.99                   2                     364,863.49                       0.13
   ------------------------------------------------------------------------------------------------------------------
   $ 185,000.00 - 189,999.99                   1                     187,321.02                       0.07
   ==================================================================================================================
   $ 200,000.00 or Greater                     6                   1,351,002.50                       0.47
   ==================================================================================================================
   TOTAL                                  12,192                $285,393,689.10                     100.00%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. the above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes nor representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
----------------------------------------------------------------------
$300,000,000 (Approximate)
--------------------------

   ==================================================================================================================
   INTEREST RATE DISTRIBUTION

       Range of Loan                                       Aggregate Principal         % of Outstanding Principal
       Interest Rates              Number of Loans         Balance Outstanding                   Balance
   ==================================================================================================================
      0.000% -  7.000%                     6                       202,610.92                      0.07
   ------------------------------------------------------------------------------------------------------------------
      7.001% -  8.000%                    63                     2,229,956.77                      0.78
   ------------------------------------------------------------------------------------------------------------------
      8.001% -  9.000%                   423                    14,295,444.88                      5.01
   ------------------------------------------------------------------------------------------------------------------
      9.001% - 10.000%                 1,165                    32,154,537.08                     11.27
   ------------------------------------------------------------------------------------------------------------------
     10.001% - 11.000%                 1,268                    31,703,652.62                     11.11
   ------------------------------------------------------------------------------------------------------------------
     11.001% - 12.000%                 1,857                    45,763,667.75                     16.04
   ------------------------------------------------------------------------------------------------------------------
     12.001% - 13.000%                 2,255                    48,365,532.67                     16.95
   ------------------------------------------------------------------------------------------------------------------
     13.001% - 14.000%                 2,004                    42,054,100.51                     14.74
   ------------------------------------------------------------------------------------------------------------------
     14.001% - 15.000%                 1,394                    31,163,308.68                     10.92
   ------------------------------------------------------------------------------------------------------------------
     15.001% - 16.000%                   882                    18,575,432.47                      6.51
   ------------------------------------------------------------------------------------------------------------------
     16.001% - 17.000%                   525                    11,191,954.33                      3.92
   ------------------------------------------------------------------------------------------------------------------
     17.001% - 18.000%                   275                     6,193,734.69                      2.17
   ------------------------------------------------------------------------------------------------------------------
     18.001% - 19.000%                    68                     1,353,055.95                      0.47
   ------------------------------------------------------------------------------------------------------------------
     19.001% or Greater                    7                       146,699.78                      0.05
   ==================================================================================================================
      TOTAL                           12,192                  $285,393,689.10                    100.00%


   ==================================================================================================================
   REMAINING MONTHS TO MATURITY

     Range of Remaining                                     Aggregate Principal        % of Outstanding Principal
     Months to Maturity            Number of Loans          Balance Outstanding                  Balance
   ==================================================================================================================
       0 -  30                           190                       692,477.45                      0.24
   ------------------------------------------------------------------------------------------------------------------
      31 -  60                           660                     6,060,825.38                      2.12
   ------------------------------------------------------------------------------------------------------------------
      61 -  90                           509                     4,907,443.23                      1.72
   ------------------------------------------------------------------------------------------------------------------
      91 - 120                         2,155                    32,797,701.67                     11.49
   ------------------------------------------------------------------------------------------------------------------
     121 - 150                            85                     1,336,185.50                      0.47
   ------------------------------------------------------------------------------------------------------------------
     151 - 180                         3,003                    66,052,499.47                     23.14
   ------------------------------------------------------------------------------------------------------------------
     181 - 210                            18                       360,383.92                      0.13
   ------------------------------------------------------------------------------------------------------------------
     211 - 240                         1,556                    39,335,413.09                     13.78
   ------------------------------------------------------------------------------------------------------------------
     241 - 270                             7                       155,965.24                      0.05
   ------------------------------------------------------------------------------------------------------------------
     271 - 300                         3,998                   132,886,263.44                     46.56
   ------------------------------------------------------------------------------------------------------------------
     331 - 360                            11                       808,530.71                      0.28
   ==================================================================================================================
     TOTAL                            12,192                  $285,393,689.10                    100.00%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. the above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes nor representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
----------------------------------------------------------------------
$300,000,000 (Approximate)
--------------------------

   ==================================================================================================================
   LIEN POSITION

                                                           Aggregate Principal         % of Outstanding Principal
               Lien                Number of Loans         Balance Outstanding                   Balance
   ==================================================================================================================
   First                                1,184                  41,994,246.64                       14.71
   ------------------------------------------------------------------------------------------------------------------
   Second                               9,073                 199,458,735.08                       69.89
   ------------------------------------------------------------------------------------------------------------------
   Third                                1,925                  43,766,072.18                       15.34
   ------------------------------------------------------------------------------------------------------------------
   Fourth                                  10                     174,635.20                         .06
   ==================================================================================================================
              Total                    12,192                $285,393,689.10                      100.00%


   ==================================================================================================================
   YEAR OF ORIGINATION

                                                           Aggregate Principal         % of Outstanding Principal
       Year of Origination         Number of Loans         Balance Outstanding                   Balance
   ==================================================================================================================
       1990                                1                         8,477.48                      0.00
   ------------------------------------------------------------------------------------------------------------------
       1991                               12                        63,360.55                      0.02
   ------------------------------------------------------------------------------------------------------------------
       1992                              320                     1,828,914.64                      0.64
   ------------------------------------------------------------------------------------------------------------------
       1993                               90                       585,079.65                      0.21
   ------------------------------------------------------------------------------------------------------------------
       1994                                1                        22,394.03                      0.01
   ------------------------------------------------------------------------------------------------------------------
       1995                                2                        28,239.14                      0.01
   ------------------------------------------------------------------------------------------------------------------
       1996                                6                        62,602.78                      0.02
   ------------------------------------------------------------------------------------------------------------------
       1997                               10                       279,480.76                      0.10
   ------------------------------------------------------------------------------------------------------------------
       1998                              158                     5,716,568.83                      2.00
   ------------------------------------------------------------------------------------------------------------------
       1999                            1,770                    40,736,340.74                     14.27
   ------------------------------------------------------------------------------------------------------------------
       2000                            9,822                   236,062,230.50                     82.71
   ==================================================================================================================
       TOTAL                          12,192                  $285,393,689.10                    100.00%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. the above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes nor representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
----------------------------------------------------------------------
$300,000,000 (Approximate)
--------------------------

   ==================================================================================================================
   FICO SCORES

            Range of                                       Aggregate Principal         % of Outstanding Principal
          FICO Scores              Number of Loans         Balance Outstanding                   Balance
   ==================================================================================================================
      401 - 500                             49                   1,997,353.87                      0.70
   ------------------------------------------------------------------------------------------------------------------
      501 - 520                            100                   3,093,407.00                      1.08
   ------------------------------------------------------------------------------------------------------------------
      521 - 540                            223                   6,428,592.39                      2.25
   ------------------------------------------------------------------------------------------------------------------
      541 - 560                            383                   9,698,038.26                      3.40
   ------------------------------------------------------------------------------------------------------------------
      561 - 580                            585                  13,100,107.56                      4.59
   ------------------------------------------------------------------------------------------------------------------
      581 - 600                            837                  19,056,577.61                      6.68
   ------------------------------------------------------------------------------------------------------------------
      601 - 620                          1,187                  28,036,591.21                      9.82
   ------------------------------------------------------------------------------------------------------------------
      621 - 640                          1,357                  32,548,953.19                     11.40
   ------------------------------------------------------------------------------------------------------------------
      641 - 660                          1,437                  35,831,688.69                     12.56
   ------------------------------------------------------------------------------------------------------------------
      661 - 680                          1,225                  30,074,192.73                     10.54
   ------------------------------------------------------------------------------------------------------------------
      681 - 700                          1,031                  26,014,180.85                      9.12
   ------------------------------------------------------------------------------------------------------------------
      701 - 720                            977                  23,653,968.71                      8.29
   ------------------------------------------------------------------------------------------------------------------
      721 - 740                            832                  19,252,460.16                      6.75
   ------------------------------------------------------------------------------------------------------------------
      741 - 760                            689                  15,882,369.23                      5.57
   ------------------------------------------------------------------------------------------------------------------
      761 - 780                            477                  10,244,564.64                      3.59
   ------------------------------------------------------------------------------------------------------------------
      781 - 800                            194                   3,882,538.42                      1.36
   ------------------------------------------------------------------------------------------------------------------
      Above 800                             53                     894,404.35                      0.31
   ------------------------------------------------------------------------------------------------------------------
      Not Available                        556                   5,703,700.23                      2.00
   ==================================================================================================================
      TOTAL                             12,192                $285,393,689.10                    100.00%




The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. the above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes nor representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ---------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                             PREPAYMENT SCENARIOS


     Scenario I     Scenario II     Scenario III    Scenario IV     Scenario V
    ------------   -------------   --------------  -------------   ------------

        75%            100%             125%             150%           175%


          As a percentage of the Base Prepayment Assumption for the
                          Home Improvement Loans/(1)/


                           PREPAYMENT SENSITIVITIES*

                                          -------------------
                          Scenario I          Scenario II        Scenario III         Scenario IV         Scenario V
                         WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity        WAL/Maturity
                         ------------        ------------        ------------        ------------        ------------
To Call
-------------------------------------------------------------
A-1                     1.00     12/02      0.77     06/02      0.62     02/02      0.52     11/01      0.44     09/01
-------------------------------------------------------------                     ---------------------------------------
A-2                     2.63     10/03      2.00     01/03      1.60     08/02      1.32     04/02      1.11     01/02
-------------------------------------------------------------                     ---------------------------------------
A-3                     3.98     12/05      3.00     09/04      2.28     06/03      1.88     01/03      1.58     08/02
-------------------------------------------------------------                     ---------------------------------------
A-4                     6.44     02/08      5.00     07/06      3.84     05/05      2.65     07/04      2.20     04/03
-------------------------------------------------------------                     ---------------------------------------
A-5                     7.38     02/08      5.80     07/06      4.63     05/05      3.80     07/04      2.97     12/03
-------------------------------------------------------------                     ---------------------------------------
M-1                     6.05     02/08      4.75     07/06      4.06     05/05      3.76     07/04      3.21     12/03
-------------------------------------------------------------                     ---------------------------------------
M-2                     6.05     02/08      4.74     07/06      3.98     05/05      3.61     07/04      3.21     12/03
-------------------------------------------------------------                     ---------------------------------------
B-1                     6.05     02/08      4.73     07/06      3.95     05/05      3.54     07/04      3.21     12/03
-------------------------------------------------------------                     ---------------------------------------
B-2                     6.05     02/08      4.73     07/06      3.92     05/05      3.46     07/04      3.21     12/03
-------------------------------------------------------------                     ---------------------------------------
To Maturity
-------------------------------------------------------------                     ---------------------------------------
A-1                     1.00     12/02      0.77     06/02      0.62     02/02      0.52     11/01      0.44     09/01
-------------------------------------------------------------                     ---------------------------------------
A-2                     2.63     10/03      2.00     01/03      1.60     08/02      1.32     04/02      1.11     01/02
-------------------------------------------------------------                     ---------------------------------------
A-3                     3.98     12/05      3.00     09/04      2.28     06/03      1.88     01/03      1.58     08/02
-------------------------------------------------------------                     ---------------------------------------
A-4                     6.51     11/08      5.05     02/07      3.88     11/05      2.66     12/04      2.20     04/03
-------------------------------------------------------------                     ---------------------------------------
A-5                    11.85     04/21      9.39     11/17      7.64     11/14      6.34     08/12      4.57     10/10
-------------------------------------------------------------                     ---------------------------------------
M-1                     7.51     02/18      5.92     10/14      5.04     04/12      4.64     05/10      4.70     11/08
-------------------------------------------------------------                     ---------------------------------------
M-2                     7.45     07/16      5.86     07/13      4.92     03/11      4.40     05/09      4.19     01/08
-------------------------------------------------------------                     ---------------------------------------
B-1                     7.39     07/15      5.80     09/12      4.84     06/10      4.29     10/08      4.00     07/07
-------------------------------------------------------------                     ---------------------------------------
B-2                     7.19     05/14      5.62     08/11      4.67     07/09      4.10     01/08      3.76     12/06
-------------------------------------------------------------                     ---------------------------------------

*      The Certificates will be priced using 100% of the Base Prepayment
       Assumption.

/(1)/ The Base Prepayment Assumption ("PPC") assumes a conditional prepayment rate of 12% per annum of the then outstanding principal balance of the Home Improvement Loans in the first month of the life of the Home Improvement Loans and an additional approximate 0.91% per annum in each month thereafter until the twelfth month. Beginning in the twelfth month and in each month thereafter, the conditional prepayment rate is 22%.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ---------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                            BOND SUMMARY (to Call)
                            ---------------------

A-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       1.00                0.77               0.62                0.52                0.44
Modified Duration (yrs.)                  0.93                0.72               0.58                0.49                0.42
First Principal Payment Date           10/15/2000          10/15/2000         10/15/2000          10/15/2000          10/15/2000
Last Principal Payment Date            12/15/2002          06/15/2002         02/15/2002          11/15/2001          09/15/2001
Payment Windows (mos.)                     27                  21                 17                  14                  12

A-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       2.63                2.00               1.60                1.32                1.11
Modified Duration (yrs.)                  2.32                1.81               1.46                1.22                1.04
First Principal Payment Date           12/15/2002          06/15/2002         02/15/2002          11/15/2001          09/15/2001
Last Principal Payment Date            10/15/2003          01/15/2003         08/15/2002          04/15/2002          01/15/2002
Payment Windows (mos.)                     11                  8                   7                   6                   5

A-3 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       3.98                3.00               2.28                1.88                1.58
Modified Duration (yrs.)                  3.34                2.60               2.03                1.70                1.44
First Principal Payment Date           10/15/2003          01/15/2003         08/15/2002          04/15/2002          01/15/2002
Last Principal Payment Date            12/15/2005          09/15/2004         06/15/2003          01/15/2003          08/15/2002
Payment Windows (mos.)                     27                  21                 11                  10                   8

A-4 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.44                5.00               3.84                2.65                2.20
Modified Duration (yrs.)                  4.91                4.01               3.20                2.32                1.96
First Principal Payment Date           12/15/2005          09/15/2004         06/15/2003          01/15/2003          08/15/2002
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          04/15/2003
Payment Windows (mos.)                     27                  23                 24                  19                   9

A-5 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.38                5.80               4.63                3.80                2.97
Modified Duration (yrs.)                  5.39                4.48               3.74                3.16                2.55
First Principal Payment Date           02/15/2008          07/15/2006         05/15/2005          07/15/2004          04/15/2003
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          12/15/2003
Payment Windows (mos.)                      1                  1                   1                   1                   9

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FISRT BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------


M-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.05                4.75               4.06                3.76                3.21
Modified Duration (yrs.)                  4.54                3.75               3.31                3.11                2.72
First Principal Payment Date           02/15/2004          11/15/2003         01/15/2004          04/15/2004          12/15/2003
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          12/15/2003
Payment Windows (mos.)                     49                  33                 17                   4                   1

M-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.05                4.74               3.98                3.61                3.21
Modified Duration (yrs.)                  4.40                3.65               3.19                2.95                2.67
First Principal Payment Date           02/15/2004          11/15/2003         12/15/2003          02/15/2004          12/15/2003
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          12/15/2003
Payment Windows (mos.)                     49                  33                 18                   6                   1

B-1 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.05                4.73               3.95                3.54                3.21
Modified Duration (yrs.)                  4.21                3.51               3.07                2.81                2.60
First Principal Payment Date           02/15/2004          10/15/2003         11/15/2003          12/15/2003          12/15/2003
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          12/15/2003
Payment Windows (mos.)                     49                  34                 19                   8                   1

B-2 (To Call)
---------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
---------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.05                4.73               3.92                3.46                3.21
Modified Duration (yrs.)                  3.98                3.34               2.92                2.66                2.50
First Principal Payment Date           02/15/2004          10/15/2003         10/15/2003          11/15/2003          11/15/2003
Last Principal Payment Date            02/15/2008          07/15/2006         05/15/2005          07/15/2004          12/15/2003
Payment Windows (mos.)                     49                  34                 20                   9                   2

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

                          BOND SUMMARY (to Maturity)
                          -------------------------

A-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       1.00                0.77               0.62                0.52                0.44
Modified Duration (yrs.)                  0.93                0.72               0.58                0.49                0.42
First Principal Payment Date           10/15/2000          10/15/2000         10/15/2000          10/15/2000          10/15/2000
Last Principal Payment Date            12/15/2002          06/15/2002         02/15/2002          11/15/2001          09/15/2001
Payment Windows (mos.)                     27                  21                 17                  14                  12

A-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       2.63                2.00               1.60                1.32                1.11
Modified Duration (yrs.)                  2.32                1.81               1.46                1.22                1.04
First Principal Payment Date           12/15/2002          06/15/2002         02/15/2002          11/15/2001          09/15/2001
Last Principal Payment Date            10/15/2003          01/15/2003         08/15/2002          04/15/2002          01/15/2002
Payment Windows (mos.)                     11                  8                   7                   6                   5

A-3 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
FIX-PPC                                    75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       3.98                3.00               2.28                1.88                1.58
Modified Duration (yrs.)                  3.34                2.60               2.03                1.70                1.44
First Principal Payment Date           10/15/2003          01/15/2003         08/15/2002          04/15/2002          01/15/2002
Last Principal Payment Date            12/15/2005          09/15/2004         06/15/2003          01/15/2003          08/15/2002
Payment Windows (mos.)                     27                  21                 11                  10                   8

A-4 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       6.51                5.05               3.88                2.66                2.20
Modified Duration (yrs.)                  4.95                4.04               3.23                2.32                1.96
First Principal Payment Date           12/15/2005          09/15/2004         06/15/2003          01/15/2003          08/15/2002
Last Principal Payment Date            11/15/2008          02/15/2007         11/15/2005          12/15/2004          04/15/2003
Payment Windows (mos.)                     36                  30                 30                  24                   9

A-5 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       11.85               9.39               7.64                6.34                4.57
Modified Duration (yrs.)                  7.30                6.28               5.44                4.74                3.59
First Principal Payment Date           11/15/2008          02/15/2007         11/15/2005          12/15/2004          04/15/2003
Last Principal Payment Date            04/15/2021          11/15/2017         11/15/2014          08/15/2012          10/15/2010
Payment Windows (mos.)                     150                130                 109                 93                  91


The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

    Conseco Finance Certificates For Home Improvement Loans, Series 2000-E
    ----------------------------------------------------------------------
                          $300,000,000 (Approximate)
                          --------------------------

M-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.51                5.92               5.04                4.64                4.70
Modified Duration (yrs.)                  5.14                4.33               3.86                3.66                3.73
First Principal Payment Date           02/15/2004          11/15/2003         01/15/2004          04/15/2004          08/15/2004
Last Principal Payment Date            02/15/2018          10/15/2014         04/15/2012          05/15/2010          11/15/2008
Payment Windows (mos.)                     169                132                 100                 74                  52

M-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.45                5.86               4.92                4.40                4.19
Modified Duration (yrs.)                  4.95                4.18               3.69                3.42                3.31
First Principal Payment Date           02/15/2004          11/15/2003         12/15/2003          02/15/2004          04/15/2004
Last Principal Payment Date            07/15/2016          07/15/2013         03/15/2011          05/15/2009          01/15/2008
Payment Windows (mos.)                     150                117                 88                  64                  46

B-1 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.39                5.80               4.84                4.29                4.00
Modified Duration (yrs.)                  4.67                3.96               3.50                3.23                3.08
First Principal Payment Date           02/15/2004          10/15/2003         11/15/2003          12/15/2003          02/15/2004
Last Principal Payment Date            07/15/2015          09/15/2012         06/15/2010          10/15/2008          07/15/2007
Payment Windows (mos.)                     138                108                 80                  59                  42

B-2 (To Maturity)
------------------------------------------------------------------------------------------------------------------------------------
PPC                                        75%                100%               125%                150%                175%
------------------------------------------------------------------------------------------------------------------------------------
Average Life (yrs.)                       7.19                5.62               4.67                4.10                3.76
Modified Duration (yrs.)                  4.30                3.66               3.24                2.97                2.80
First Principal Payment Date           02/15/2004          10/15/2003         10/15/2003          11/15/2003          11/15/2003
Last Principal Payment Date            05/15/2014          08/15/2011         07/15/2009          01/15/2008          12/15/2006
Payment Windows (mos.)                     124                 95                 70                  51                  38

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by Credit Suisse First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. Credit Suisse First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

[CREDIT SUISSE / FIRST BOSTON]

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